SELECTIVE INSURANCE GROUP, INC.
THIRD QUARTER 2009 INVESTOR PACKET
TABLE OF CONTENTS

Earnings Press Release	1
Selected Balance Sheet Data	6
Selected Income Statement Data	7
Quarterly Investment Income	8
Statutory Combined Ratio Summary by LOB Quarter	9
Statutory Combined Ratio Summary by LOB YTD September	10
Consolidated Balance Sheets	11
Consolidated Statements of Income	12
Consolidated Statements of Stockholder’s Equity	13
Consolidated Statements of Cash Flow	14
Statutory Balance Sheets	15
Statutory Statements of Income	16
Investment Portfolio – Appendix
Alternative Investments Exhibit	17
Municipal Bond Portfolio Exhibit	18
Structured Securities Exhibit	19
RMBS & RABS Exhibit	20
RMBS & RABS by Vintage Year Exhibit	21
RMBS and RABS by Type Exhibit	22
Alt-A by Vintage Year Exhibit	23
CMBS Exhibit	24
CMBS by Vintage Year Exhibit	25
CMBS by Type Exhibit	26
Fixed Maturities Severity & Duration of Unrealized/Unrecognized Losses Exhibit	27
Credit Quality of AFS Securities Exhibit	28
Credit Quality of HTM Securities Exhibit	29

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,				September 30,				December 31,
	2009				2008				2008
				Unrealized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,122,000		1,134,012	(23,009)	$1,113,483		1,129,880	(58,912)	$1,024,179		1,024,181	(124,294)
Gov't\ Municipal bonds[2]	2,170,426		2,194,067	96,828	1,908,528		1,892,175	(14,648)	2,011,262		2,011,275	35,240
Total bonds	3,292,426		3,328,079	73,819	3,022,011		3,022,055	(73,560)	3,035,441		3,035,456	(89,054)
Equities	89,892		89,892	13,087	197,201		197,201	39,756	132,131		132,131	6,184
Short-term investments	236,896		236,896	-	181,839		181,839	-	198,111		198,111	-
Trading securities	-		-	-	7,666		7,666	(2,075)	2,569		2,569	(1,216)
Other investments	147,482		147,482	(20,381)	208,947		208,947	16,617	172,057		172,057	(5,585)
Total invested assets	3,766,696		3,802,349	66,525	3,617,664		3,617,708	(19,262)	3,540,309		3,540,324	(89,671)

Invested assets per $ of stockholders' equity	3.82				3.70				3.98

Total assets	5,158,303				5,046,663				4,945,556

Liabilities:
Reserve for losses	2,318,856				2,262,342				2,256,329
Reserve for loss expenses	399,999				380,807				384,644
Unearned premium reserve	895,446				907,846				844,334

Total liabilities	4,171,974				4,068,899				4,055,063

Stockholders' equity	986,329				977,764				890,493

Total debt to capitalization ratio	21.0%				21.9%				23.5%
Adjusted total debt to capitalization ratio [3]	15.0%				15.8%				17.0%

Book value per share	18.58				18.53				16.84

Book value per share excluding
unrealized gain or loss on bond portfolio	18.12				19.44				17.94

NPW per insurance segment employee	772				807				797

Statutory premiums to surplus ratio	1.6	x			1.6	x			1.7	x

Statutory surplus	903,488				932,846				884,431

[1]	Includes mortgage-backed and asset-backed securities.
[2]	Certain prior year amounts were reclassified to conform with currrent year presentation.
[3]
The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an  irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
September 2009
($ in thousands, except per share amounts)

	THREE MONTHS ENDED SEPTEMBER 30,				NINE MONTHS ENDED SEPTEMBER 30,
	2009		2008		2009		2008
		Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue	$390,175		$389,211		1,124,216		$1,232,995
Operating income	23,845	0.44	22,916	0.44	49,211	0.92	68,721	1.29
Net realized losses, after tax	(3,239)	(0.06)	(14,676)	(0.28)	(26,197)	(0.49)	(12,441)	(0.23)
Income from continuing operations	20,606	0.38	8,240	0.16	23,014	0.43	56,280	1.06
Discontinued operations, net of tax	(7,599)	(0.14)	752	0.01	(7,196)	(0.13)	1,866	0.03
Net income	13,007	0.24	8,992	0.17	15,818	0.30	58,146	1.09
Operating return on equity	9.9%		9.2%		7.0%		8.9%

Insurance Operations
Gross premiums written	446,419		470,493		1,312,630		1,362,270
Net premiums written	376,718		402,739		1,117,764		1,184,087
Net premiums earned	355,906		374,708		1,078,090		1,135,349
Underwriting (loss) profit - before tax	(142)		(1,194)		2,927		1,539
- after tax	(92)	(0.00)	(776)	(0.01)	1,903	0.04	1,000	0.02
GAAP combined ratio	100.0%		100.3%		99.7%		99.9%

Commercial lines
Net premiums earned	301,279		321,849		918,069		979,137
GAAP combined ratio	99.3%		99.5%		98.9%		99.1%
Personal lines
Net premiums earned	54,627		52,859		160,021		156,212
GAAP combined ratio	104.2%		105.6%		104.5%		104.4%

Investments
Net investment income - before tax	36,585		36,134		78,670		112,515
- after tax	28,382	0.53	28,543	0.54	65,392	1.23	87,996	1.65
Effective tax rate	22.4%		21.0%		16.9%		21.8%
Annual after-tax yield on investment portfolio					2.4%		3.2%
Annual after-tax, after-interest expense yield					2.0%		2.8%
Invested assets per $ of stockholders' equity					3.82		3.70

Other expenses (net of other income)
Interest expense - before tax	(4,751)		(5,036)		(14,618)		(15,472)
- after tax	(3,089)	(0.06)	(3,274)	(0.06)	(9,502)	(0.18)	(10,057)	(0.19)

Other - after tax	$(1,356)	(0.03)	$(1,577)	(0.03)	(8,582)	(0.17)	$(10,218)	(0.19)

Diluted weighted avg shares outstanding	53,548		52,994		53,312		53,397

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2009	2008	(Decrease)	2009	2008	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$34,747	36,851	(5.7)	$106,980	109,681	(2.5)
Short-term	237	976	(75.7)	1,161	3,703	(68.6)
Alternative Investments	2,660	3,183	(16.4)	(26,744)	5,360	N/M
Dividends	551	1,004	(45.1)	1,562	3,683	(57.6)
Change in Fair Value	-	(4,817)	100%	262	(6,448)	104.1
Miscellaneous	53	112	(52.7)	293	235	24.7
	38,248	37,309	2.5	83,514	116,214	(28.1)

Investment Expense	1,663	1,175	41.5	4,844	3,699	31.0

Net Investment Income Before Tax	36,585	36,134	1.2	78,670	112,515	(30.1)

Tax	8,203	7,591	8.1	13,278	24,519	(45.8)

Net Investment Income After Tax	$28,382	28,543	(0.6)	$65,392	87,996	(25.7)

Net Investment Income per Share	0.53	0.54	(1.9)	1.23	1.65	(25.5)

Effective Tax Rate	22.4%	21.0%		16.9%	21.8%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.2%	4.6%
After Tax				3.3%	3.6%

Portfolio
Pre Tax				2.9%	4.1%
After Tax				2.4%	3.2%

	For the three months ended		Year to Date
	September	September	September	September
	2009	2008	2009	2008
Net Realized Gains (Losses)
Fixed Maturities	(4,392)	(27,541)	(38,038)	(40,771)
Equity Securities	259	8,393	(225)	25,061
Other	(850)	(3,429)	(2,039)	(3,429)
Total	(4,983)	(22,577)	(40,302)	(19,139)
Net of Tax	(3,239)	(14,676)	(26,197)	(12,441)

(1) Certain prior year amounts were reclassified to conform with current year presentaion.
N/M - Not meaningful

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
3rd Qtr 2009 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$23,538	20.0%	$18,613	8.0%	59.5%	9.4%	31.2%	0.0%	100.1%	105.1%	$(1,564)
Auto	35,617	4.9%	33,318	0.1%	67.4%	10.9%	32.6%	0.0%	110.9%	113.0%	(4,380)
Other (including flood)	3,134	17.9%	2,696	14.8%	49.3%	(15.3)%	(31.5)%	0.0%	2.5%	(40.7)%	2,766
Total	$62,290	10.8%	$54,627	3.3%	63.8%	9.1%	28.9%	0.0%	101.8%	103.4%	$(3,178)

Commercial Lines:

Fire/IM	$55,522	0.7%	$49,879	2.3%	41.0%	5.0%	35.2%	0.0%	81.2%	98.8%	$7,386
Workers compensation	66,101	(23.7)%	64,742	(17.4)%	65.0%	16.2%	28.2%	1.5%	110.9%	91.0%	(7,416)
General liability	88,886	(12.8)%	88,280	(9.8)%	51.6%	18.5%	33.8%	0.0%	103.9%	98.5%	(3,682)
Auto	80,183	(0.5)%	75,513	0.1%	60.7%	9.4%	28.4%	0.0%	98.5%	98.1%	(223)
BOP	15,839	5.3%	15,805	8.3%	54.2%	12.4%	34.6%	0.0%	101.2%	116.4%	(196)
Bonds	5,271	6.2%	4,634	(2.1)%	24.9%	6.2%	58.4%	0.0%	89.5%	74.7%	116
Other	2,627	10.2%	2,426	4.1%	(0.4)%	1.0%	46.5%	0.0%	47.1%	46.7%	1,191
Total	$314,429	(9.3)%	$301,279	(6.4)%	54.3%	12.8%	32.1%	0.3%	99.5%	96.7%	$(2,824)

Grand Total	$376,718	(6.5)%	$355,907	(5.1)%	55.8%	12.3%	31.4%	0.3%	99.8%	97.6%	$(6,002)

Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$177,750	$195,616
LAE Paid	38,686	34,311
Total Paid	$216,436	$229,927

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
September 2009 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$59,769	14.5%	$53,337	5.0%	64.7%	9.3%	33.6%	0.0%	107.6%	102.2%	$(6,189)
Auto	103,251	0.4%	99,204	0.4%	64.2%	13.1%	31.1%	0.0%	108.4%	112.2%	$(9,575)
Other (including flood)	8,244	16.5%	7,480	13.2%	58.7%	(14.5)%	(32.2)%	0.0%	12.0%	(24.2)%	6,832
Total	$171,265	5.6%	$160,021	2.4%	64.1%	10.5%	29.0%	0.0%	103.6%	103.0%	$(8,932)

Commercial Lines:

Fire/IM	$155,972	2.4%	$147,735	0.3%	45.3%	5.0%	36.7%	(0.2)%	86.8%	96.5%	$16,414
Workers compensation	202,973	(17.4)%	201,709	(13.9)%	57.9%	15.0%	26.9%	1.4%	101.2%	94.6%	(2,666)
General liability	281,119	(11.7)%	274,357	(8.9)%	52.3%	18.5%	33.3%	(0.1)%	104.0%	99.6%	(13,232)
Auto	236,229	(1.3)%	226,698	(2.5)%	60.6%	8.6%	28.8%	(0.1)%	97.9%	98.1%	2,062
BOP	47,991	7.3%	46,565	8.0%	66.5%	12.3%	34.1%	0.0%	112.9%	111.8%	(6,474)
Bonds	14,463	(0.1)%	13,817	(2.9)%	26.7%	5.2%	59.3%	0.0%	91.2%	77.8%	828
Other	7,751	6.3%	7,189	3.6%	0.7%	0.8%	44.2%	0.0%	45.7%	46.1%	3,656
Total	$946,500	(7.4)%	$918,069	(6.3)%	54.4%	12.5%	31.8%	0.2%	98.9%	97.4%	$588

Grand Total	$1,117,764	(5.6)%	$1,078,090	(5.1)%	55.8%	12.2%	31.4%	0.2%	99.6%	98.2%	$(8,344)

Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$572,020	$569,035
LAE Paid	116,193	104,782
Total Paid	$688,213	$673,817

ITEM 1.  FINANCIAL STATEMENTS

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	September 30,	December 31,
($ in thousands, except share amounts)	2009	2008
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value (fair value of: $1,839,893 – 2009; $1,178 – 2008)	$1,804,240	1,163
Fixed maturity securities, available-for-sale – at fair value (amortized cost of: $1,454,184 – 2009; $3,123,346 – 2008)	1,488,186	3,034,278
Equity securities, available-for-sale – at fair value (cost of: $76,805 – 2009; $125,947 – 2008)	89,892	132,131
Short-term investments – at cost which approximates fair value	236,896	198,111
Equity securities, trading – at fair value	-	2,569
Other investments	147,482	172,057
Total investments	3,766,696	3,540,309
Cash and cash equivalents	742	3,606
Interest and dividends due or accrued	35,494	36,538
Premiums receivable, net of allowance for uncollectible
accounts of: $5,983 – 2009; $4,237 – 2008	491,169	480,894
Reinsurance recoverable on paid losses and loss expenses	5,202	6,513
Reinsurance recoverable on unpaid losses and loss expenses	256,571	224,192
Prepaid reinsurance premiums	108,055	96,617
Current federal income tax	12,788	26,593
Deferred federal income tax	115,009	150,759
Property and equipment – at cost, net of accumulated depreciation and amortization of: $138,756 – 2009; $129,333 – 2008	45,771	51,580
Deferred policy acquisition costs	223,694	212,319
Goodwill	7,849	7,849
Assets of discontinued operations	44,245	56,468
Other assets	45,018	51,319
Total assets	$5,158,303	4,945,556

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,318,856	2,256,329
Reserve for loss expenses	399,999	384,644
Unearned premiums	895,446	844,334
Notes payable	261,599	273,878
Commissions payable	43,666	48,560
Accrued salaries and benefits	104,362	118,422
Liabilities of discontinued operations	27,192	34,138
Other liabilities	120,854	94,758
Total liabilities	4,171,974	4,055,063

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 95,634,290 – 2009; 95,263,508 – 2008	191,269	190,527
Additional paid-in capital	228,204	217,195
Retained earnings	1,125,415	1,128,149
Accumulated other comprehensive loss	(11,138)	(100,666)
Treasury stock – at cost (shares: 42,559,858 – 2009; 42,386,921 – 2008)	(547,421)	(544,712)
Total stockholders' equity	986,329	890,493
Commitments and contingencies
Total liabilities and stockholders' equity	$5,158,303	4,945,556

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Nine Months ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2009	2008	2009	2008
Revenues:
Net premiums written	$376,718	402,739	1,117,764	1,184,087
Net increase in unearned premiums and prepaid reinsurance premiums	(20,812)	(28,031)	(39,674)	(48,738)
Net premiums earned	355,906	374,708	1,078,090	1,135,349
Net investment income earned	36,585	36,134	78,670	112,515
Net realized (losses) gains:
Net realized investment (losses) gains	(741)	12,277	3,515	25,499
Other-than-temporary impairments	(5,833)	(34,854)	(45,467)	(44,638)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	1,591	-	1,650	-
Total net realized investment losses	(4,983)	(22,577)	(40,302)	(19,139)
Other income	2,667	946	7,758	4,270
Total revenues	390,175	389,211	1,124,216	1,232,995

Expenses:
Losses incurred	198,495	215,095	602,161	635,140
Loss expenses incurred	43,537	39,453	131,114	125,288
Policy acquisition costs	114,520	119,825	342,148	370,468
Dividends to policyholders	991	1,151	2,268	3,265
Interest expense	4,751	5,036	14,618	15,472
Other expenses	6,054	7,175	18,815	20,776
Total expenses	368,348	387,735	1,111,124	1,170,409

Income from continuing operations, before federal income tax	21,827	1,476	13,092	62,586

Federal income tax expense (benefit):
Current	(426)	10,252	3,818	34,140
Deferred	1,647	(17,016)	(13,740)	(27,834)
Total federal income tax (benefit) expense	1,221	(6,764)	(9,922)	6,306

Net income from continuing operations	20,606	8,240	23,014	56,280

(Loss) income from discontinued operations	(11,746)	1,090	(11,302)	2,667
Federal income tax (benefit) expense	(4,147)	338	(4,106)	801
Total (loss) income from discontinued operations, net of tax	(7,599)	752	(7,196)	1,866

Net income	$13,007	8,992	15,818	58,146

Earnings per share:
Basic net income from continuing operations	0.39	0.16	0.44	1.07
Basic net income from discontinued operations	(0.14)	0.01	(0.14)	0.04
Basic net income	$0.25	0.17	0.30	1.11

Diluted net income from continuing operations	0.38	0.16	0.43	1.06
Diluted net income discontinued operations	(0.14)	0.01	(0.13)	0.03
Diluted net income	$0.24	0.17	0.30	1.09

Dividends to stockholders	$0.13	0.13	0.39	0.39

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Nine Months Ended September 30,
($ in thousands, except per share amounts)	2009		2008
Common stock:
Beginning of year	$190,527		189,306
Dividend reinvestment plan
(shares: 96,265 – 2009; 59,704 – 2008)	193		119
Convertible debentures
(shares: 45,759 – 2008)	-		92
Stock purchase and compensation plans
(shares: 274,517 – 2009; 336,191 – 2008)	549		672
End of period	191,269		190,189

Additional paid-in capital:
Beginning of year	217,195		192,627
Dividend reinvestment plan	1,136		1,267
Convertible debentures	-		645
Stock purchase and compensation plans	9,873		18,004
End of period	228,204		212,543

Retained earnings:
Beginning of year	1,128,149		1,105,946
Cumulative-effect adjustment due to fair value election under ASC 825, net of deferred income tax effect of $3,344	-		6,210
Cumulative-effect adjustment due to adoption of other-than-temporary impairment guidance under ASC 320, net of deferred income tax effect of $1,282	2,380		-
Net income	15,818	15,818	58,146	58,146
Cash dividends to stockholders ($0.39 per share – 2009; $0.39 per share – 2008)	(20,932)		(20,922)
End of period	1,125,415		1,149,380

Accumulated other comprehensive (loss) income:
Beginning of year	(100,666)		86,043
Cumulative-effect adjustment due to fair value election under ASC 825, net of deferred income tax effect of $(3,344)	-		(6,210)
Cumulative-effect adjustment due to adoption of other-than-temporary impairment guidance under ASC 320, net of deferred income tax effect of $(1,282)	(2,380)		-
Other comprehensive income (loss), increase (decrease) in:
Unrealized (losses) gains on investment securities:
Non-credit portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax effect of $(537)	(998)		-
Other net unrealized gains (losses) on investment securities, net of deferred income tax effect of: $49,285 – 2009; $(59,737) – 2008	91,529		(110,940)
Total unrealized gains (losses) on investment securities	90,531	90,531	(110,940)	(110,940)
Defined benefit pension plans, net of deferred income tax effect of: $742 – 2009; $48 – 2008	1,377	1,377	88	88
End of period	(11,138)		(31,019)
Comprehensive income (loss)		107,726		(52,706)

Treasury stock:
Beginning of year	(544,712)		(497,879)
Acquisition of treasury stock
(shares: 172,937 – 2009; 1,979,043 – 2008)	(2,709)		(45,450)
End of period	(547,421)		(543,329)
Total stockholders’ equity	$986,329		977,764

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended
	September 30,
($ in thousands)	2009	2008
Operating Activities
Net income	$15,818	58,146

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,045	21,329
Stock-based compensation expense	9,178	14,094
Undistributed losses of equity method investments	26,744	812
Net realized losses	40,302	19,139
Postretirement life curtailment benefit	(4,217)	-
Deferred tax	(17,666)	(27,360)
Unrealized loss on trading securities	(262)	6,448
Goodwill impairment	12,214	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable on unpaid losses and loss expenses	46,320	88,638
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	39,121	48,609
Decrease in net federal income tax recoverable	13,252	7,842
Increase in premiums receivable	(10,275)	(46,697)
(Increase) decrease in deferred policy acquisition costs	(11,375)	2,331
Decrease in interest and dividends due or accrued	1,038	623
Decrease in reinsurance recoverable on paid losses and loss expenses	1,311	2,363
Decrease in accrued salaries and benefits	(10,920)	(6,473)
Decrease in accrued insurance expenses	(4,242)	(15,849)
Purchase of trading securities	-	(6,587)
Sale of trading securities	2,831	17,586
Other-net	(2,905)	7,097
Net adjustments	151,494	133,945
Net cash provided by operating activities	167,312	192,091

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	(158,827)	-
Purchase of fixed maturity securities, available-for-sale	(757,538)	(437,003)
Purchase of equity securities, available-for-sale	(75,856)	(50,551)
Purchase of other investments	(13,466)	(44,380)
Purchase of short-term investments	(1,600,685)	(1,591,302)
Sale of fixed maturity securities, held-to-maturity	5,819	-
Sale of fixed maturity securities, available-for-sale	470,202	112,890
Sale of short-term investments	1,561,901	1,599,629
Redemption and maturities of fixed maturity securities, held-to-maturity	197,095	4,530
Redemption and maturities of fixed maturity securities, available-for-sale	88,402	229,598
Sale of equity securities, available-for-sale	125,211	63,143
Proceeds from other investments	23,149	11,263
Purchase of property and equipment	(4,139)	(5,535)
Net cash used in investing activities	(138,732)	(107,718)

Financing Activities
Dividends to stockholders	(19,833)	(19,391)
Acquisition of treasury stock	(2,709)	(45,450)
Principal payment of notes payable	(12,300)	(12,300)
Net proceeds from stock purchase and compensation plans	2,914	5,747
Excess tax benefits from share-based payment arrangements	(1,125)	1,570
Principal payments of convertible bonds	-	(8,754)
Net cash used in financing activities	(33,053)	(78,578)
Net (decrease) increase in cash and cash equivalents	(4,473)	5,795
Net (decrease) increase in cash and cash equivalents from discontinued operations	(1,609)	4,334
Net (decrease) increase in cash and cash equivalents from continuing operations	(2,864)	1,461
Cash and cash equivalents from continuing operations, beginning of year	3,606	1,965
Cash and cash equivalents from continuing operations, end of period	$742	3,426

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Sep-30	Sep-30	* Dec-31
	2009	2008	2008

ASSETS
Bonds	$3,224,083	3,088,962	3,104,395
Common stocks	89,892	226,686	134,700
Affiliated mortgage loan	39,559	-	40,000
Other investments	162,798	209,174	172,346
Short-term investments	198,818	105,743	137,878
Total investments	3,715,150	3,630,565	3,589,319

Cash on hand and in banks	(31,778)	(33,563)	(36,472)
Interest and dividends due and accrued	35,649	35,533	36,523
Premiums receivable	487,220	536,602	476,768
Reinsurance recoverable on paid losses and expenses	5,202	2,587	6,513
Federal income tax recoverable	369	-	12,069
Deferred tax recoverable	88,821	89,759	86,208
EDP equipment	2,361	3,656	3,815
Equities and deposits in pools and associations	8,297	9,522	8,517
Receivable for sold securities	5,150	1,262	13,278
Other assets	29,462	29,201	28,719
Total assets	$4,345,903	4,305,124	4,225,257

LIABILITIES
Reserve for losses	$2,061,817	2,020,278	2,031,947
Reinsurance payable on paid loss and loss expense	924	1,127	716
Reserve for loss expenses	397,863	378,283	382,796
Unearned premiums	787,390	807,904	747,717
Reserve for commissions payable	43,666	48,842	48,560
Ceded balances payable	12,437	11,144	8,421
Federal income tax payable	-	15,626	-
Premium and other taxes payable	21,372	20,469	20,721
Reserve for dividends to policyholders	3,657	4,884	5,023
Reserves for unauthorized reinsurance	1,416	1,258	1,416
Payable for securities	24,962	1,378	-
Funds withheld on account of others	5,154	5,839	4,977
Accrued salaries and benefits	68,323	41,726	74,287
Other liabilities	13,434	13,520	14,245
Total liabilities	3,442,415	3,372,278	3,340,826

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Paid in surplus	255,792	235,792	235,792
Unassigned surplus	619,371	668,729	620,314
Total policyholders' surplus	903,488	932,846	884,431
Total liabilities and policyholders' surplus	$4,345,903	4,305,124	4,225,257

*December 31, 2008 results include a retroactive affiliate transaction involving SICA, SIGI, and Wantage Avenue Holding Company.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September
	2009		2008		2009		2008
UNDERWRITING

Net premiums written	$376,718		402,939		1,117,764		1,184,287

Net premiums earned	355,906		374,908		1,078,090		1,135,548

Net losses paid	177,750		195,616		572,020		569,035
Change in reserve for losses	20,698		19,686		29,869		66,318
Net losses incurred	198,448	55.8%	215,302	57.4%	601,889	55.8%	635,353	56.0%
Net loss expenses paid	38,686		34,311		116,193		104,782
Change in reserve for loss expenses	4,925		5,111		15,067		20,158
Net loss expenses incurred	43,611	12.3%	39,422	10.5%	131,260	12.2%	124,940	11.0%
Net underwriting expenses incurred	120,436	32.0%	117,920	29.3%	355,291	31.8%	367,173	31.0%
Total deductions	362,495		372,644		1,088,440		1,127,467
Statutory underwriting (loss) gain	(6,589)		2,264		(10,350)		8,082

Net loss from premium balances charged off	(1,078)		(950)		(3,446)		(2,436)
Finance charges and other income	2,656		569		7,720		3,035
Total other income (expense)	1,578	-0.6%	(381)	0.1%	4,274	-0.4%	599	-0.1%
Policyholders' dividends incurred	(991)	0.3%	(1,151)	0.3%	(2,268)	0.2%	(3,265)	0.3%
Total underwriting (loss) gain	(6,002)	99.8%	732	97.6%	(8,344)	99.6%	5,416	98.2%

INVESTMENT
Net investment income earned	35,481		45,210		95,980		123,450
Net realized (loss)	(4,878)		(20,107)		(41,392)		(13,960)
Total income before income tax	24,601		25,835		46,244		114,906
Federal income tax expense	3,269		14,946		17,362		44,894

Net income	$21,332		10,889		28,882		70,012

Policyholders' Surplus
Surplus, beginning of period	$873,365		999,676		884,431		1,034,294

Net income	21,332		10,889		28,882		70,012
Change in deferred tax	(919)		12,106		14,638		19,359
Change in unrealized gains (losses)	10,450		(33,394)		(11,245)		(62,396)
Dividends to stockholders	(12,515)		(24,502)		(24,518)		(77,045)
Paid in surplus	-		-		20,000		-
Change in cum. effect of acctg principle	2,540		-		2,540		-
Change in non-admitted assets	9,235		(31,761)		(11,299)		(51,101)
Surplus adjustments	-		(168)		59		(277)

Net change in surplus for period	30,123		(66,830)		19,057		(101,448)

Surplus, end of period	$903,488		932,846		903,488		932,846

Statutory underwriting (loss) gain:	$(6,002)		732		(8,344)		5,416

Adjustments under GAAP:
Deferred policy acquisition costs	5,678		(1,542)		11,376		(2,331)
Other, net	182		(384)		(105)		(1,546)
GAAP underwriting (loss) gain	$(142)		(1,194)		2,927		1,539

Note:  Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of September 30, 2009
(unaudited)

	Inception	Current		Invest.	3rd QTR	YTD	Remaining
Fund	Year	Market Value	Cost	Multiple(1)	Income	Income	Commitment
Real Estate
LEH RE II	2005	$10,722,260	$12,011,057	0.93	$(464,216)	$(4,730,377)	$4,090,036
GS Whitehall 2007	2007	$4,286,568	$14,250,000	0.30	$(600,066)	$(4,260,853)	$750,000
LEH RE III	2008	$3,562,971	$6,227,933	0.57	$(151,426)	$(1,630,791)	$8,772,067
Total - Real Estate		$18,571,799	$32,488,990		$(1,215,708)	$(10,622,021)	$13,612,103
Mezzanine Financing
GS Mezz III	2003	$3,499,312	$2,403,021	1.11	$(344,591)	$(849,119)	$5,637,326
LEH Euro Mezz	2004	$3,798,334	$2,377,268	1.11	$487,024	$(413,708)	$-
GS Mezz 2006	2006	$4,163,620	$9,224,574	0.54	$364,281	$(3,055,557)	$5,228,783
GS Mezz V	2007	$6,901,493	$7,094,103	0.98	$783,413	$171,440	$17,752,669
Total - Mezz. Financing		$18,362,759	$21,098,966		$1,290,127	$(4,146,944)	$28,618,778
Distressed Debt
Varde LP	1997	$12,297,684	$4,000,000	3.07	$1,103,215	$713,183	$-
Varde VIII	2006	$11,490,782	$10,000,000	1.15	$559,268	$1,126,823	$-
GS Distressed Opp III	2007	$6,276,991	$10,000,056	0.65	$336,346	$(2,143,877)	$4,610,862
Total - Distressed Debt		$30,065,457	$24,000,056		$1,998,829	$(303,871)	$4,610,862
Private Equity
Prospector	1997	$1,777,514	$1,778,000	2.89	$(225)	$(455)	$-
Trilantic Capital Partners III	2004	$7,158,008	$3,672,851	1.38	$168,556	$(219,317)	$1,175,644
NB Co-Invest	2006	$6,726,007	$7,815,857	0.90	$277,608	$(2,282,621)	$4,769,210
GS PEP Asia	2007	$1,091,993	$1,478,654	0.74	$(51,398)	$(198,634)	$5,505,139
Trilantic Capital Partners IV	2007	$3,342,178	$3,987,076	0.84	$(19,443)	$(241,935)	$7,111,275
Total - Private Equity		$20,095,701	$18,732,438		$375,098	$(2,942,961)	$18,561,269
Private Equity, Secondary Market
NB SOF	2005	$7,132,956	$6,607,465	1.05	$(44,867)	$(1,516,695)	$899,494
GS Vintage IV	2007	$8,977,394	$11,994,286	0.77	$(617,289)	$(3,590,798)	$6,781,085
NB SOF II	2008	$1,978,602	$1,774,610	1.11	$20,995	$247,727	$10,223,752
GS Vintage V	2008	$1,957,161	$2,200,000	0.89	$(68,630)	$(252,702)	$7,800,000
Total - Pvt. Eq. Sec. Mkt.		$20,046,113	$22,576,361		$(709,791)	$(5,112,468)	$25,704,331
Energy/Power Generation
ArcLight I	2002	$939,793	$939,793	1.71	$255,211	$(1,641,685)	$1,655,505
ArcLight II	2003	$6,743,410	$1,639,149	1.27	$276,947	$(1,123,165)	$2,295,492
ArcLight III	2006	$12,649,466	$12,172,972	1.03	$139,999	$276,194	$1,681,702
Quintana Energy	2006	$5,727,876	$6,927,238	0.83	$71,170	$(524,151)	$3,072,762
ArcLight IV	2007	$6,408,026	$6,658,531	0.97	$112,822	$48,250	$2,154,097
Total - Energy/Power Generation		$32,468,571	$28,337,683		$856,149	$(2,964,557)	$10,859,558
Venture Capital
Venture V	2001	$5,625,290	$6,273,978	0.92	$65,067	$(651,606)	$2,000,000
Total - Venture Capital		$5,625,290	$6,273,978		$65,067	$(651,606)	$2,000,000
TOTAL - ALTERNATIVE INVESTMENTS		$145,235,689	$153,508,473		$2,659,771	$(26,744,428)	$103,966,902

(1) Market value +  capital returned  divided  by capital called

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
September 30, 2009
($ in thousands)
(unaudited)

Repayment Source Composition

Pre-refunded 4%
TX-PSF 3%
GO-State 8%
GO-Local 20%
Revenue 65%

Revenue Bond Sector Composition

Hospital 2%
Other 5%
Leasing 5%
Transportation 21%
Electric 11%
Housing 11%
Water & Sewer 19%
Special Tax 12%
Education 14%

Ratings Profile (Avg Rating AA+)

BBB & Below 1%
A 15%
AAA 42%
AA 42%

Muni Portfolio Value, Rating and Exposure Statistics

Value and Overall Portfolio Rating:

Market Value = $1,661,496 ; Unrealized Gain/(Loss) = $83,872; Average Rating= **AA+**

Held to Maturity(HTM) 76%; Available for Sale(AFS) 24%

Exposure:

49.9% of the Fixed Income Portfolio; 43.7% of the Total Portfolio; 167.7% of GAAP Equity

Repayment Source Composition by State
(ex Pre-refunded & TX-Permanent School Fund (PSF))

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
TX
NY
WA
FL
AZ
IL
OH
CO
CA
GA
Other
Revenue
GO-Local
GO-State

Repayment Source Composition by State %s
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation(GO)-State	% of State	Pre-refunded	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	87,492	56%	60,159	38%	9,378	6%	-	0%	-	0%	157,029	9%
TX-PSF	-	0%	-	0%	-	0%	-	0%	48,824	100%	48,824	3%
NY	99,893	100%	-	0%	-	0%	-	0%	-	0%	99,893	6%
WA	48,856	50%	48,800	50%	-	0%	-	0%	-	0%	97,656	6%
FL	90,757	94%	-	0%	6,203	6%	-	0%	-	0%	96,959	6%
AZ	74,677	91%	7,000	9%	-	0%	-	0%	-	0%	81,677	5%
IL	44,297	64%	24,833	36%	-	0%	-	0%	-	0%	69,130	4%
OH	39,850	59%	14,096	21%	13,183	20%	-	0%	-	0%	67,129	4%
CO	27,302	43%	34,252	54%	1,700	3%	-	0%	-	0%	63,254	4%
CA	47,868	83%	9,838	17%	-	0%	-	0%	-	0%	57,706	3%
GA	25,395	49%	16,535	32%	9,506	18%	-	0%	-	0%	51,435	3%
Pre-refunded	-	0%	-	0%	-	0%	58,668	100%	-	0%	58,668	4%
Other	493,717	69%	121,927	17%	96,490	14%	-	0%	-	0%	712,134	43%
Grand Total	**1,080,104**	**65%**	**337,440**	**20%**	**136,460**	**8%**	**58,668**	**4%**	**48,824**	**3%**	**1,661,496**	**100%**

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
September 30, 2009
($ in thousands)
(unaudited)

•Market Value = $706,333 ; Unrealized Gain/(Loss) = ($41,661)
•Held to Maturity (HTM) 42%; Available for Sale (AFS) 58%
•Structured Security Portfolio Average Rating = AA+
•Structured Securities = 18.6% of the Total Portfolio

Ratings Migration (1)
September 30, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	691,931	605,405	13,589	18,738	19,336	34,863	86,526	12.5%
AA	36,305	5,255	14,845			16,205	16,205	44.6%
A	13,531			12,116		1,415	1,415	10.5%
BBB	25,164				7,000	18,164	18,164	72.2%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	771,931	610,660	28,434	30,854	26,336	75,647	122,310	15.8%

Note (1): Migration period is from the purchase date of each security to September 30, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
September 30, 2009
($ in thousands)
(unaudited)

•Market Value = $466,150; Unrealized Gain/(Loss) = ($12,829)
•Held to Maturity (HTM) 35%; Available for Sale (AFS) 65%
•RMBS & RABS Portfolio Average Rating = AA+
•RMBS & RABS Securities = 12.3% of the Total Portfolio

Ratings Migration (1)
September 30, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	477,154	420,228	13,589	1,351	1,047	40,939	56,926	11.9%
AA	3,934	256				3,678	3,678	93.5%
A	3,531			2,116		1,415	1,415	40.1%
BBB	1,414					1,414	1,414	100.0%
Total Par Value	486,033	420,484	13,589	3,467	1,047	47,446	63,433	13.1%

Note (1): Migration period is from the purchase date of each security to September 30, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Vintage Year
September 30, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$12	$-	$-	$-	$-	$12	0%	0%	0%
2002	48,585	-	-	715	1,087	50,387	11%	2%	5%
2003	54,620	-	791	-	-	55,411	12%	2%	6%
2004	65,774	3,273	-	-	-	69,047	15%	2%	7%
2005	33,683	7,808	943	-	1,323	43,756	9%	1%	4%
2006	34,437	-	-	-	18,422	52,859	11%	2%	5%
2007	8,702	-	-	-	1,708	10,410	2%	0%	1%
2008	39,615	-	-	-	-	39,615	8%	1%	4%
2009	144,653	-	-	-	-	144,653	32%	4%	15%
Total RMBS & RABS-Market Value	$430,082	$11,080	$1,733	$715	$22,540	$466,150	100%	14%	47%
% of Total RMBS & RABS	92%	2%	1%	0%	5%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	1%	14%
% of Total GAAP Equity	43%	2%	0%	0%	2%	47%
Weighted Average Market Price	102.3	81.5	50.0	68.3	47.5	95.9

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total
1983	$-	$-	$-	$-	$-	$-
2002	1,552	-	-	(340)	(471)	741
2003	1,185	-	(1,308)	-	-	(123)
2004	930	(322)	-	-	-	608
2005	(3,566)	(2,107)	(409)	-	-	(6,082)
2006	527	-	-	-	(8,356)	(7,829)
2007	158	-	-	-	(3,076)	(2,917)
2008	873	-	-	-	-	873
2009	1,900	-	-	-	-	1,900
Total RMBS & RABS - Unrealized/Unrecognized	$3,560	$(2,429)	$(1,717)	$(340)	$(11,903)	$(12,829)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS) - by Type
September 30, 2009
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency	$395,345	$-	$-	$-	$-	$395,345	85%	12%	40%
FHA/VA	4,223	-	-	-	-	4,223	1%	0%	0%
Total Agency	399,568	-	-	-	-	399,568	86%	12%	40%
Alt-A	14,037	1,412	-	-	9,291	24,741	5%	1%	2%
Alt-A CDO	-	-	-	-	1,289	1,289	0%	0%	0%
Home Equity ABS	-	-	-	715	1,087	1,802	0%	0%	0%
Non-Agency & Other Prime	16,476	9,668	1,733	-	10,873	38,751	9%	1%	5%
Total RMBS & RABS-Market Value	$430,082	$11,080	$1,733	$715	$22,540	$466,150	100%	14%	47%
% of Total RMBS & RABS	92%	2%	1%	0%	5%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	1%	14%
% of Total GAAP Equity	43%	2%	0%	0%	2%	47%
Weighted Average Market Price	102.3	81.5	50.0	68.3	47.5	95.9

Unrealized/Unrecognized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total
Agency	$10,342	$-	$-	$-	$-	$10,342
FHA/VA	137	-	-	-	-	137
Total Agency	10,479	-	-	-	-	10,479
Alt-A	(2,475)	(139)	-	-	(5,094)	(7,708)
Alt-A CDO	-	-	-	-	(223)	(223)
Home Equity ABS	-	-	-	(340)	(471)	(811)
Non-Agency & Other Prime	(4,444)	(2,289)	(1,717)	-	(6,115)	(14,566)
Total RMBS & RABS - Unrealized/Unrecognized	$3,560	$(2,429)	$(1,717)	$(340)	$(11,903)	$(12,829)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
September 30, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt- A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$4,580	$-	$-	$-	$4,580	18%	0%	1%
2003	-	1,546	427	-	1,973	8%	0%	0%
2004	-	1,538	1,542	-	3,080	12%	0%	0%
2005	-	3,006	2,811	-	5,817	22%	0%	1%
2006	-	6,767	2,524	1,289	10,580	42%	1%	1%
Total ALT-A, Market Value	$4,580	$12,857	$7,304	$1,289	$26,030	100%	1%	3%
% of Total ALT-A	18%	50%	28%	5%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	1%	1%	1%	0%	3%
Weighted Average Market Price	96.8	75.6	67.5	14.5	62.8

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$(149)	$-	$-	$-	$(149)
2003	-	(324)	(37)	-	(361)
2004	-	(82)	(171)	-	(253)
2005	-	(469)	(1,382)	-	(1,851)
2006	-	(3,233)	(1,861)	(223)	(5,317)
Total ALT-A, Unrealized/Unrecognized	$(149)	$(4,108)	$(3,451)	$(223)	$(7,931)
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
September 30, 2009
($ in thousands)
(unaudited)

•Market Value = $185,413; Unrealized Gain/(Loss) = ($26,205)
•Held to Maturity (HTM) 54%; Available for Sale (AFS) 46%
•CMBS Portfolio Average Rating = AA+
•CMBS Securities = 4.9% of the Total Portfolio

Ratings Migration (1)
September 30, 2009

Original Rating		Current Rating					Downgraded
Rating	Amount	AAA	AA	A	BBB	Below Inv Grade	$	%
AAA	190,580	161,113		9,424	17,227	2,816	29,467	15.5%
AA	8,635	5,000				3,635	3,635	42.1%
A	-						-	0.0%
BBB	17,000				7,000	10,000	10,000	58.8%
Below Inv Grade	5,000					5,000	-	0.0%
Total Par Value	221,215	166,113	-	9,424	24,227	21,451	43,102	19.5%

Note (1): Migration period is from the purchase date of each security to September 30, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Vintage Year
September 30, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$2,310	-	$-	$-	$-	$2,310	1%	0%	0%
1999	3,734	-	-	-	-	3,734	2%	0%	0%
2000	27,278	-	-	-	-	27,278	15%	1%	3%
2001	16,577	-	-	-	-	16,577	9%	0%	2%
2002	10,956	-	-	-	-	10,956	6%	1%	1%
2003	2,008	-	-	-	-	2,008	1%	0%	0%
2004	9,698	-	-	-	-	9,698	5%	0%	1%
2005	868	-	1,195	934	253	3,249	2%	0%	0%
2006	54,673	-	-	3,378	-	58,052	32%	3%	7%
2007	34,124	-	1,542	1,505	4,216	41,386	22%	1%	4%
2009	10,164	-	-	-	-	10,164	5%	0%	1%
Total CMBS-Market Value	$172,390	$-	$2,737	$5,817	$4,469	$185,413	100%	6%	19%
% of Total CMBS	94%	0%	1%	3%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	0%	1%	0%	19%
Weighted Average Market Price	103.8	0.0	61.9	24.0	20.8	83.8

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	Below Investment Grade	Total
1996	$(63)	-	$-	$-	$-	$(63)
1999	166	-	-	-	-	166
2000	876	-	-	-	-	876
2001	714	-	-	-	-	714
2002	706	-	-	-	-	706
2003	37	-	-	-	-	37
2004	198	-	-	-	-	198
2005	(153)	-	(3,229)	(3,869)	(2,563)	(9,814)
2006	1,047	-	-	(11,202)	-	(10,155)
2007	567	-	(3,458)	(495)	(5,648)	(9,034)
2009	164	-	-	-	-	164
Total CMBS-Unrealized/Unrecognized	$4,258	$-	$(6,688)	$(15,566)	$(8,210)	$(26,205)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS) - by Type
September 30, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$107,216	$-	$-	$-	$-	$107,216	58%	3%	11%
Conduit	11,563	-	-	-	$-	11,563	6%	1%	1%
Fusion (1)	43,765	-	1,542	934	$742	46,983	25%	1%	5%
Lease-Backed	3,734	-	-	-	$-	3,734	2%	0%	0%
Re-Securitization	868	-	1,195	3,378	$253	5,694	3%	0%	1%
Single Borrower - Multiple Properties	5,245	-	-	1,505	$3,473	10,223	6%	1%	1%
Total CMBS-Market Value	$172,390	$-	$2,737	$5,817	$4,469	$185,413	100%	6%	19%
% of Total CMBS	94%	0%	1%	3%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	0%	1%	0%	19%
Weighted Average Market Price	103.8	0.0	61.9	24.0	20.8	83.8

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	Below Investment Grade	Total
Agency MultiFamily	$3,942	$-	$-	$-	$-	$3,942
Conduit	381	-	-	-	-	381
Fusion (1)	(301)	-	(3,458)	(3,869)	(4,121)	(11,749)
Lease-Backed	166	-	-	-	-	166
Re-Securitization	(153)	-	(3,229)	(11,202)	(2,563)	(17,147)
Single Borrower - Multiple Properties	223	-	-	(495)	(1,527)	(1,798)
Total CMBS-Unrealized/Unrecognized	$4,258	$-	$(6,688)	$(15,566)	$(8,210)	$(26,205)

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Maturity Securities
Severity and Duration of Unrealized/Unrecognized Losses
September 30, 2009
($ in millions)
(unaudited)

	Unrealized/ Unrecognized	Fair
Fair Value as a Percentage of Amortized Cost	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(9.0)	264.4
75% or more but less than 85% of amortized cost	(8.5)	36.9
Less than 75% of amortized cost	(47.7)	36.5
Gross unrealized/unrecognized losses on fixed maturity securities	(65.2)	337.8
Gross unrealized/unrecognized gains on fixed maturity securities	139.0	2,990.3
Net unrealized/unrecognized losses on fixed maturity securities	$73.8	3,328.1

Duration of Unrealized/Unrecognized Loss Position	75% or more but less than 85% of Amortized Cost	Less than 75% of Amortized Cost
0 – 3 months	$(0.8)	(0.1)
4 – 6 months	-	(0.7)
7 – 9 months	-	(4.1)
10 – 12 months	(3.3)	(17.6)
Greater than 12 months	(4.4)	(25.2)
Gross unrealized/unrecognized losses	$(8.5)	(47.7)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Securities
September 30, 2009
($ in millions)
(unaudited)

	September 30, 2009			December 31, 2008
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality
AFS Portfolio:
U.S. government obligations[1]	$352.9	4.3	AAA	252.2	16.6	AAA
State and municipal obligations	407.0	26.8	AA+	1,758.0	18.6	AA+
Corporate securities	318.1	16.6	A+	366.5	(22.9)	A
Mortgage-backed securities	386.4	(13.5)	AA+	596.2	(86.1)	AA+
Asset-backed securities ("ABS")	23.8	(0.2)	AA	61.4	(15.3)	AA
Total AFS portfolio	$1,488.2	34.0	AA+	3,034.3	(89.1)	AA+

State and Municipal Obligations:
Government obligations	$231.3	14.9	AA+	574.1	16.2	AA+
Special revenue obligations	175.7	11.9	AA+	1,183.9	2.4	AA+
Total state and municipal obligations	$407.0	26.8	AA+	1,758.0	18.6	AA+

Corporate Securities:
Financial	$61.2	2.8	AA-	101.0	(13.1)	A+
Industrials	50.2	2.8	A	67.7	(2.1)	A-
Utilities	19.1	1.1	BBB+	47.6	(0.8)	A
Consumer discretion	21.7	1.8	A-	33.9	(1.5)	A-
Consumer staples	31.6	1.6	A	42.0	0.5	A
Health care	38.6	2.3	AA+	22.7	0.7	A+
Materials	15.7	0.8	BBB+	13.2	(3.7)	BBB+
Energy	35.5	1.6	AA-	19.1	(0.2)	A-
Information technology	12.1	0.1	A	10.1	(1.9)	BBB
Telecommunications services	11.6	0.6	A	9.2	(0.8)	A-
Other	20.8	1.1	A	-	-
Total corporate securities	$318.1	16.6	A+	366.5	(22.9)	A

Mortgage-backed securities:
Agency CMBS	$84.7	3.1	AAA	72.9	2.8	AAA
Non-agency CMBS	-	-	-	154.3	(34.8)	AAA
Agency RMBS	244.1	4.5	AAA	245.5	4.2	AAA
Non-agency RMBS	32.9	(13.4)	A-	74.3	(28.4)	AA+
Alternative-A ("Alt-A") RMBS	24.7	(7.7)	A-	49.2	(29.9)	AA+
Total MBS	$386.4	(13.5)	AA+	596.2	(86.1)	AA+

Asset-backed securities:
ABS	$23.8	(0.2)	AA	59.3	(15.1)	AA+
Alt-A ABS	-	-	-	0.9	-	B
Sub-prime ABS[2]	-	-	-	1.2	(0.2)	A
Total ABS	$23.8	(0.2)	AA	61.4	(15.3)	AA

1 U.S. Governemnt includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
September 30, 2009
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)[2]	Unrealized Gain (Loss) in Other Comprehensive Income[3]	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality
HTM Fixed Maturity Portfolio[1]:
U.S. government obligations	$179.7	177.0	2.7	5.9	8.6	AAA
State and municipal obligations	1,254.4	1,233.5	21.0	36.1	57.1	AA
Corporate securities	109.6	101.2	8.4	(6.3)	2.1	A-
Mortgage-backed securities	262.1	261.9	0.2	(24.7)	(24.5)	AAA
Asset-backed securities	34.0	30.6	3.4	(6.9)	(3.5)	AA
Total HTM portfolio	$1,839.8	1,804.2	35.7	4.1	39.8	AA+

State and Municipal Obligations:
Government obligations	$310.2	305.9	4.3	15.7	20.0	AA+
Special revenue obligations	944.3	927.6	16.7	20.4	37.1	AA
Total state and municipal obligations	$1,254.5	1,233.5	21.0	36.1	57.1	AA

Corporate Securities:
Financial	$34.7	31.6	3.1	(4.2)	(1.1)	A
Industrials	29.1	25.6	3.5	(2.2)	1.3	A-
Utilities	16.6	16.4	0.2	(0.1)	0.1	A-
Consumer discretion	6.3	6.1	0.3	0.1	0.4	BBB+
Consumer staples	17.3	16.4	0.8	0.5	1.3	AA-
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB-
Energy	3.5	3.2	0.3	(0.3)	-	BB+
Total corporate securities	$109.6	101.2	8.4	(6.3)	2.1	A-

Mortgage-backed securities:
Agency CMBS	$22.5	22.1	0.4	0.3	0.8	AAA
Non-agency CMBS	78.2	81.4	(3.2)	(26.9)	(30.1)	AAA
Agency RMBS	155.5	152.5	3.0	3.0	6.0	AAA
Non-agency RMBS	5.9	5.9	-	(1.1)	(1.2)	AAA
Total mortgage-backed securities	$262.1	261.9	0.2	(24.7)	(24.5)	AAA

Asset-backed securities:
ABS	$31.6	28.5	3.1	(5.9)	(2.8)	AA
Alt-A ABS	1.3	1.0	0.3	(0.5)	(0.2)	CC
Sub-prime ABS[4]	1.1	1.1	-	(0.5)	(0.5)	A
Total ABS	$34.0	30.6	3.4	(6.9)	(3.5)	AA-

1 2008 HTM securities are not presented as they are not material
2 Unrecognized holding gains (losses) are equal to the fair value less the carry value of the security
3 Unrealized gains (losses) are equal to the fair value less the amortized costs of securities transferred from AFS to HTM at the date of transfer, adjusted for subsequent amortization into income
4 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.